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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 21, 1999

                        YieldUP International Corporation
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                      0-27104                 77-0341206
           --------                      -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



117 Easy Street, Mountain View, California                          94043
------------------------------------------                          -----
 (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (650) 964-0100

          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On January 22, 1999 FSI International, Inc. ("FSI") and YieldUP International Corporation ("YieldUP") announced in a joint press release that they had signed a definitive merger agreement pursuant to which YieldUP will merge with and into a wholly owned subsidiary of FSI. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 7.  EXHIBITS.

     (a)  Financial statements of business acquired. Not applicable.

     (b)  Pro forma financial information. Not applicable.

     (c)  Exhibits.

      EXHIBIT NO.                    DESCRIPTION
      -----------                    -----------
         99.1            Press Release dated January 22, 1999



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               YIELDUP INTERNATIONAL CORPORATION

Date: January 26, 1999                         By: /s/ Abhay Bhushan
                                                  ------------------------------
                                                  Abhay Bhushan
                                                  Chief Financial Officer


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                                  Exhibit Index

      EXHIBIT NO.                    DESCRIPTION
      -----------                    -----------
         99.1            Press Release dated January 22, 1999


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